SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)  September 7, 2000
      -------------------------------------------------------------------


                            U.S. WIRELESS DATA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-24742                     84-1178691
---------------------------      ---------------             -------------------
State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation              Number)                   Identification No.)


                              750 Lexington Avenue
                            New York, New York 10022
                          ------------------------------
                         (Address of principal executive
                           offices including zip code)

                                 (212) 750-7766
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)




           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5:   Other Events

     The following proposals more fully described in our definitive Proxy Statement dated August 7, 2000, were approved by our shareholders at our meeting of shareholders held on September 7, 2000: (1) re-election of our entire Board of Directors, (2) approval of our change of domicile from Colorado to Delaware,
(3) approval of an amendment to our charter to authorize the issuance of up to 225,000,000 shares of which, 200,000,000 shall be Common Stock, no par value per share, and 25,000,000 shall be Preferred Stock, no par value per share, (4) approval of a one-for-four reverse stock split of our Common Stock, (5) approval of our new stock option plan and (6) ratification of M.R. Weiser & Co. LLP as our accountants for the fiscal year ended June 30, 2000.

     The reverse split and the change of our domicile from Colorado to Delaware will probably not become effective until late September or early October so as to avoid confusion in connection with our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000, which is to be filed in late September.

         When the reverse stock split is finalized, a press release will be made and stockholders will receive a notice advising them as to the procedure, if they so desire, for exchanging their pre-split stock certificates for post-split stock certificates. There is no requirement that any such exchange be effected and following the effectiveness of the reverse split, the transfer agent will treat any pre-split stock certificate presented for transfer as if it represented the post-split number of shares of Common Stock.

     Also effective September 7, 2000, unit purchase warrants to purchase units consisting of (a) Series C Convertible Preferred Stock and (b) additional warrants to purchase Common Stock at $1.50 per share were amended so that such warrants are now exercisable, at $1.50 per share, solely for the total number of shares of Common Stock into which the underlying Series C Convertible Preferred Stock and warrants would have been convertible and exercisable. The modified warrants are held by Commonwealth Associates and Peter J. Solomon Securities Company Limited. The change simplifies our capital structure, but does not change the aggregate number of shares of Common Stock which the holders would have received upon exercise in full of the unit purchase warrants and conversion and exercise in full of the underlying securities. The change also does not affect the aggregate purchase price which such holders would have paid for the underlying Common Stock.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

     (c) Exhibits

     4.1 Form of Warrant Amendment Agreement, dated as of September 7, 2000, by and between U.S. Wireless Data, Inc. and unit purchase warrant holders.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U.S. WIRELESS DATA, INC.
                                    (Registrant)



Dated: September 15, 2000           By:  /s/ Dean M. Leavitt
                                         -----------------------------------
                                         Dean M. Leavitt
                                         Chairman & Chief Executive Officer


































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